UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No.   )

_________________________

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

InPoint Commercial Real Estate Income, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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In accordance with Rule 14a-6(d) under Regulation 14A of the Securities Exchange Act of 1934, please be advised that InPoint Commercial Real Estate Income, Inc. intends to release definitive copies of this Proxy Statement to security holders on or about July 25, 2021.

Preliminary Copy

InPoint Commercial Real Estate Income, Inc.

2901 Butterfield Road

Oak Brook, Illinois 60523

[__], 2021

Dear Stockholders:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of InPoint Commercial Real Estate Income, Inc., a Maryland corporation (the “Company”), which will be held at the principal executive offices of the Company located at 2901 Butterfield Road, Oak Brook, Illinois 60523 at 2:30 p.m., Central Time, on Thursday, October 14, 2021. At the Annual Meeting, stockholders will be asked to consider and vote upon:

•	the election of five director nominees listed in this Proxy Statement;
•	the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2021;
•	four separate proposals to make amendments to our Articles of Amendment and Restatement (the “charter”);
•

a proposal to permit our Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals to be approved; and

•	such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Details concerning those matters to come before stockholders at the Annual Meeting are described in this Proxy Statement.

Management and the Board of Directors unanimously recommend that you vote FOR all nominees for director listed in the Proxy Statement, FOR the appointment of KPMG LLP as our independent registered public accounting firm for 2021, FOR each of the four proposed charter amendments, and FOR the proposal to permit our Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals to be approved.

It is important that your shares be represented at the Annual Meeting and voted in accordance with your wishes. Whether or not you plan to attend the meeting, we urge you to complete a proxy as promptly as possible — by Internet, telephone or mail — so that your shares will be voted at the Annual Meeting. This will not limit your right to vote in person or attend the Annual Meeting.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 14, 2021:

Our Proxy Statement, form of proxy card and 2020 Annual Report to stockholders are also available at www.[________], and can be accessed by using the 16-digit control number and following the instructions located on the enclosed proxy card.

On behalf of the Board of Directors and management, I thank you for your continuing support.

Sincerely,

/s/ Mitchell A. Sabshon

Mitchell A. Sabshon

CEO and Chairman of the Board

InPoint Commercial Real Estate Income, Inc.

2901 Butterfield Road

Oak Brook, Illinois 60523

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

To our Stockholders:

We hereby notify you that InPoint Commercial Real Estate Income, Inc., a Maryland corporation (the “Company”), is holding its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) at held at the principal executive offices of the Company located at 2901 Butterfield Road, Oak Brook, Illinois 60523 at 2:30 p.m., Central Time, on Thursday, October 14, 2021. At the Annual Meeting, stockholders will be asked to consider and vote upon:

1.	the election of five director nominees listed in the Proxy Statement;
2.	the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2021;
3.	four separate proposals to make amendments to our Articles of Amendment and Restatement;
4.

a proposal to permit our Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals to be approved; and

5.	such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

You can vote your shares of common stock at the Annual Meeting and any adjournments or postponements thereof if the Company’s records show that you were a stockholder of record as of the close of business on July 19, 2021, the record date for the Annual Meeting.

Stockholders, whether or not they expect to be present at the Annual Meeting, are requested to authorize a proxy to vote their shares electronically via the Internet, by telephone or by completing and returning the proxy card. Voting instructions are printed on your proxy card and included in the accompanying Proxy Statement. Any person giving a proxy has the power to revoke it at any time prior to the meeting, and stockholders who are present at the Annual Meeting may withdraw their proxies and vote during the Annual Meeting.

If you plan on attending the Annual Meeting, you will need to bring photo identification in order to be admitted. To attend and obtain directions to the Annual Meeting, please call the Company at (800) 826-8228.

Sincerely,

/s/ Roderick S. Curtis

Roderick S. Curtis

Vice President and Secretary

July [__], 2021

i

InPoint Commercial Real Estate Income, Inc.

2901 Butterfield Road

Oak Brook, Illinois 60523

PROXY STATEMENT FOR
2021 Annual Meeting OF STOCKHOLDERS
TO BE HELD ON October 14, 2021

This Proxy Statement is being furnished by and on behalf of the Board of Directors of InPoint Commercial Real Estate Income, Inc., a Maryland corporation, in connection with the solicitation of proxies to be voted at our 2021 annual meeting of stockholders (the “Annual Meeting”). This Proxy Statement and the enclosed proxy card will be first mailed on or about July [__], 2021 to stockholders of record as of the close of business on July 19, 2021 (the “Record Date”). Our 2020 Annual Report on Form 10-K is available to stockholders on our website at www.inland-investments.com/inpoint. The words “InPoint Commercial Real Estate Income,” “we,” “our,” “us,” and “our company” refer to InPoint Commercial Real Estate Income, Inc., together with its consolidated subsidiaries, including InPoint REIT Operating Partnership, LP (the “Operating Partnership”), a Delaware limited partnership of which we are the general partner, unless the context requires otherwise. The term “Advisor” refers to Inland InPoint Advisor, LLC, our advisor. The Advisor is a wholly owned indirect subsidiary of Inland Real Estate Investment Corporation, a member of The Inland Real Estate Group of Companies, Inc.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

In this section of the Proxy Statement, we answer some common questions regarding our Annual Meeting and the voting of shares at the Annual Meeting.

Where and when will the Annual Meeting be held?

The Annual Meeting will be held at the principal executive offices of the Company located at 2901 Butterfield Road, Oak Brook, Illinois 60523 at 2:30 p.m., Central Time, on Thursday, October 14, 2021.

What is this document and why have I received it?

This Proxy Statement and the enclosed proxy card are being furnished to you, as a stockholder of InPoint Commercial Real Estate Income, because our Board of Directors is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement contains information that stockholders should consider before voting on the proposals to be presented at the meeting.

We intend to mail this Proxy Statement and accompanying proxy card on or about July [__], 2021 to all stockholders of record entitled to vote at the Annual Meeting.

What am I voting on?

There are seven proposals scheduled to be considered and voted on at the Annual Meeting:

•	Proposal 1: Election of five director nominees listed herein;
•	Proposal 2: Ratification of the appointment of KPMG LLP (“KPMG”), as our independent registered public accounting firm for the year ending December 31, 2021;
•	Proposals 3A-3D: Four amendments to our charter; and

•

Proposal 4: Permission for our Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals to be approved.

What is the required vote for approval of each proposal?

•

Proposal 1: Election of five director nominees listed herein. The affirmative vote of a majority of the shares entitled to vote that are present in person or by proxy at the Annual Meeting is required for the election of each nominee for director. Abstentions and broker non-votes will have the effect of a vote against the nominees.

•

Proposal 2: Ratification of the appointment of KPMG as our independent registered public accounting firm the year ending December 31, 2021. A majority of the votes cast at the Annual Meeting in person or by proxy is required to approve the auditor ratification proposal. Abstentions, if any, will not affect the outcome of this proposal. Your shares may be voted on for this proposal if they are held in the name of a brokerage firm even if you do not provide the brokerage firm with voting instructions.

•

Proposals 3A-3D: Four amendments to our charter. The affirmative vote of a majority of all votes entitled to be cast on each charter amendment proposal is required to approve each charter amendment proposal. Abstentions and broker non-votes will have the effect of a vote against each charter amendment proposal.

•

Proposal 4: Permitting our Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals to be approved. A majority of the votes cast at the Annual Meeting in person or by proxy is required to approve the adjournment proposal. Abstentions and broker non-votes will not affect the outcome of this proposal.

There is no cumulative voting for these proposals, and appraisal rights are not applicable to the matters being voted upon.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares as follows:

•	FOR the election of each of the five director nominees listed herein;
•	FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2021;
•	FOR each of the proposed amendments to our charter; and
•

FOR permitting our Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals to be approved.

Who can vote?

Holders of record of our shares of common stock as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of the Record Date, there were [              ] Class A shares, [              ] Class D shares, [              ] Class I shares, [              ] Class P shares. [              ] Class S shares and [              ] Class T shares of our common stock issued and outstanding for a total of [              ] shares of our common stock issued and outstanding. You are entitled to one vote for each share you held as of the Record Date.

How do I vote if I am a registered stockholder?

If you are a registered stockholder (that is, if your shares are registered on our records in your name and not in the name of your broker or nominee), you may authorize a proxy to vote your shares in any of the following ways described below:

•

via the Internet by going to www.[________] and following the on-screen directions. Please have your proxy card in hand when accessing the website, as it contains a 16-digit control number required to record your voting instructions via the Internet;

•

by phone by calling the number listed on the proxy card, [(---) --------], and following the recorded instructions, or by dialing [(---) --------] and speaking to a live agent. You will need the 16-digit control number included on your proxy card in order to record your voting instructions by telephone; or

•	by mail by marking, signing, dating and returning the enclosed proxy card.

Additionally, you may vote during the Annual Meeting by registering to participate in the Annual Meeting by following the instructions set forth below under “How do I vote my shares in person at the Annual Meeting?”

If you authorize a proxy by telephone or Internet, you do not need to mail your proxy card. See the attached proxy card for more instructions on how to vote your shares.

All proxies that are properly executed and received by our Secretary prior to the Annual Meeting, and are not revoked, will be voted at the Annual Meeting. Even if you plan to attend the Annual Meeting, we urge you to return your proxy card or submit a proxy by telephone or via the Internet to assure the representation of your shares at the Annual Meeting.

How do I vote if I hold my shares in “street name”?

If your shares are held by your bank or broker as your nominee (in “street name”), you should receive a proxy or voting instruction form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

If your shares are held in street name and you wish to attend the Annual Meeting and/or vote in person, you must bring your broker or bank voting instruction card and a proxy, executed in your favor, from the record holder of your shares. In addition, you must bring valid government-issued photo identification, such as a driver’s license or a passport.

How can I authorize a proxy to vote over the Internet or by telephone?

To authorize a proxy to vote electronically via the Internet, go to www.[________] and follow the instructions. Please have your proxy card in hand when accessing the website, as it contains a 16-digit control number required to record your voting instructions via the Internet.

If you have access to a touch-tone telephone, you may authorize your proxy by dialing [(---) --------] and following the recorded instructions, or by dialing [(---) --------] and speaking to a live agent. You will need the 16-digit control number included on your proxy card in order to record your voting instructions by telephone.

You can authorize a proxy to vote via the Internet or by telephone at any time prior to 11:59 p.m., Central Time, October 13, 2021, the day before the Annual Meeting.

What if I return my proxy but do not mark it to show how I am voting?

If you submit a signed proxy without indicating your vote on any matter, the designated proxies will vote to elect all five director nominees as directors, to approve the ratification of the appointment of KPMG as our independent registered public accounting firm for 2021, to approve each of the amendments to our charter and to permit our Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the proposals in this Proxy Statement.

What if other matters come up at the Annual Meeting?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented for consideration at the Annual Meeting or any adjournment or postponement thereof and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Can I change my vote or revoke my proxy after I authorize my proxy?

Yes. At any time before the vote on a proposal, you can change your vote either by:

•	executing or authorizing, dating and delivering to us a new proxy with a later date that is received no later than October 13, 2021;
•	authorizing a proxy again via the Internet or by telephone at a later time before the closing of those voting facilities at 11:59 p.m., Central Time, on October 13, 2021;
•	sending a written statement revoking your proxy card to our Secretary or any corporate officer of our company, provided such statement is received no later than October 13, 2021; or
•	attending the Annual Meeting and voting your shares during the Annual Meeting.

Your participation at the Annual Meeting will not, by itself, revoke a proxy previously authorized by you. We will honor the proxy card or authorization with the latest date.

Proxy revocation notices should be sent to InPoint Commercial Real Estate Income, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523. Attention: Secretary. New paper proxy cards should be sent to Broadridge Investor Communication Solutions, Inc., [51 Mercedes Way, Edgewood, NY 11717]].

How do I vote my shares in person at the Annual Meeting?

First, you must satisfy the requirements for admission to the Annual Meeting (see below). Then, if you are a stockholder of record as of the close of business on the Record Date, and prefer to vote your shares at the Annual Meeting, you must bring proof of identification along with your proof of stock ownership. You may vote shares held in “street name” at the Annual Meeting only if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

Do I need a ticket to be admitted to the Annual Meeting?

If you plan on attending the annual meeting of stockholders in person, please call (800) 826-8228, so that we can arrange for your participation.  You will need your proof of identification along with proof of stock ownership to enter the Annual Meeting. If your shares are held beneficially in the name of a bank, broker or other holder of record and you wish to be admitted to attend the Annual Meeting, you must present proof of your stock ownership, such as a bank or brokerage account statement.

Do I also need to present identification to be admitted to the Annual Meeting?

Yes, all stockholders must present a form of personal identification in order to be admitted to the Annual Meeting.

NO CAMERAS, RECORDING EQUIPMENT, ELECTRONIC DEVICES, LARGE BAGS, BRIEFCASES OR PACKAGES WILL BE PERMITTED AT THE ANNUAL MEETING.

What constitutes a quorum?

We will convene the Annual Meeting if stockholders representing the required quorum of shares of our common stock entitled to vote either sign and return their paper proxy cards, authorize a proxy to vote electronically or telephonically or attend the Annual Meeting. The presence, either in person or by proxy, at the Annual Meeting of at least 50% of all the votes entitled to be cast on any matter will constitute a quorum. Under our bylaws, if a quorum is not present at the Annual Meeting, in addition to an adjournment pursuant to Proposal 4, the Chairman of the Annual Meeting may adjourn the Annual Meeting to a date not more than 120 days from the original Record Date for the Annual Meeting without notice other than an announcement at the Annual Meeting. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials. Broker non-votes and abstentions will also be considered present for the purpose of determining whether we have a quorum.

What is a broker non-vote?

A “broker non-vote” occurs when a broker or intermediary that is the record holder but not the beneficial owner of shares votes for one or more proposals, over which it has voting discretion or has received voting instructions from the beneficial owner, but does not vote on one or more other proposals because the broker does not have discretionary voting power for those other proposals because the proposals are considered non-routine and the broker did not receive voting instructions on those other proposals from the beneficial owner.

Who will count the votes?

Representatives of Broadridge Investor Communication Solutions, Inc., our solicitor, will count the votes and will serve as the independent inspector of election.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and then disclose the final results in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days after the date of the Annual Meeting.

How can I get additional copies of this Proxy Statement or other information filed with the SEC relating to this solicitation?

You may obtain additional copies of this Proxy Statement by calling our solicitor, Broadridge Investor Communication Solutions, Inc., toll-free at [(---) --------].

Where can I get more information about InPoint Commercial Real Estate Income?

We have provided you with our Annual Report on Form 10-K that contains our audited financial statements, which is also available on our website, www.inland-investments.com/inpoint, and on the SEC’s website, www.sec.gov.  We also file reports and other documents with the SEC. You can view these documents at the SEC’s website, www.sec.gov. You can also find more information about our company on our website, www.inland-investments.com/inpoint.

How is this solicitation being made?

This solicitation is being made primarily by the mailing of these proxy materials. Supplemental solicitations may be made by mail or telephone by our officers and representatives, who will receive no extra compensation for their services. The expenses in connection with this solicitation, including preparing and mailing these proxy materials, will be borne by us. We will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our common stock. We have hired Broadridge Investor Communication Solutions, Inc. to assist us in the distribution of our proxy materials and for the solicitation of proxy votes. We will pay Broadridge Investor Communication Solutions, Inc. customary fees and expenses for these services of approximately $50,000.

Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Will my vote make a difference?

Yes. Your vote is needed to ensure that the proposals can be acted upon. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes. We encourage you to participate in the governance of our company.

PROPOSAL 1 — ELECTION OF DIRECTORS

There are currently five members of the Board of Directors. On July 8, 2021, the Board of Directors unanimously nominated the five directors listed below for re-election to the Board of Directors at the Annual Meeting. All of the nominees are willing to serve as directors but, if any of them should decline or be unable to act as a director, the individuals designated in the proxy cards as proxies will exercise the discretionary authority provided to vote for the election of such substitute nominee selected by our Board of Directors, unless the Board of Directors acts to reduce the size of the Board of Directors in accordance with our bylaws. The Board of Directors has no reason to believe that any such nominees will be unable or unwilling to serve.

Nominees for Election as Directors

The names, ages as of January 1, 2021 and existing positions with us of the nominees are as follows:

Name	Age	Position
Mitchell A. Sabshon	68	Chief Executive Officer and Chairman of the Board
Donald MacKinnon	56	President and Director
Norman A. Feinstein	73	Independent Director
Cynthia Foster Curry	58	Independent Director
Robert N. Jenkins	69	Independent Director

The principal occupations and certain other information about the nominees, including their length of service as directors, are set forth below.

Mitchell A. Sabshon is our Chief Executive Officer and Chairman of our Board, positions he has held since October 2016 and September 2016, respectively. Mr. Sabshon is also the Chief Executive Officer of the Advisor, a position he has held since August 2016. Mr. Sabshon has also served as a director and the Chief Executive Officer of Inland Real Estate Income Trust, Inc. (“IREIT”), positions he has held since September 2014 and April 2014, respectively, and as a director of its business manager since October 2013. Mr. Sabshon is also currently the Chief Executive Officer, President and a director of IREIC, positions he has held since August 2013, January 2014 and September 2013, respectively. He is a director, the President and Chief Executive Officer of the business manager of Inland Residential Properties Trust, Inc. (“IRPT”), positions he has held since December 2013, and was a director, the President and Chief Executive Officer of IRPT from December 2013 until December 2019. Mr. Sabshon is currently the Chief Executive Officer of Inland Venture Partners, LLC, a position he has held since November 2018, Chief Executive Officer of Inland Ventures MHC Manager, LLC, a position he has held since December 2018, and Chief Executive Officer of MH Ventures Fund II, Inc., a position he has held since September 2020. Mr. Sabshon has also served as a director of Inland Private Capital Corporation (“IPCC”) since September 2013 and a director of the dealer manager, Inland Securities Corporation (the “Dealer Manager”) since January 2014. Prior to joining IREIC in August 2013, Mr. Sabshon served as Executive Vice President and Chief Operating Officer of Cole Real Estate Investments, Inc. (“Cole”), from November 2010 to June 2013. In this role, he was responsible for finance, asset management, property management, leasing and high yield portfolio management. He also worked on a broad range of initiatives across Cole, including issues pertaining to corporate and portfolio strategy, product development and systems. Prior to joining Cole in November 2010, Mr. Sabshon served as Managing Partner and Chief Investment Officer of EndPoint Financial LLC, an advisory firm providing acquisition and finance advisory services to equity investors, from 2008 to 2010. Mr. Sabshon was a licensed person with The OBEX Group from April 2009 through November 2009. Mr. Sabshon served as Chief Investment Officer and Executive Vice President of GFI Capital Resources Group, Inc., a national owner-operator of multifamily properties, from 2007 to 2008. Prior to joining GFI, Mr. Sabshon served with Goldman Sachs & Company from 2004 to 2007 and from 1997 to 2002 in several key strategic roles, including President and Chief Executive Officer of Goldman Sachs Commercial Mortgage Capital and head of the Insurance Client Development Group. From 2002 to 2004, Mr. Sabshon was Executive Director of the U.S. Institutional Sales Group at Morgan Stanley. Mr. Sabshon held various positions at Lehman Brothers Inc. from 1991 to 1997, including in the Real Estate Investment Banking Group. Prior to joining Lehman Brothers, Mr. Sabshon was an attorney in the Corporate Finance and Real Estate Structured Finance groups of Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Sabshon holds a B.A. from George Washington University and a J.D. from

Hofstra University School of Law. We believe that Mr. Sabshon’s experience as a director and Chief Executive Officer of IRPT, IREIT and IREIC, his prior experience as an officer of Cole and his significant finance experience make him well qualified to serve as a member of our Board.

Donald MacKinnon is our President, one of our directors and a Portfolio Manager of the Sub-Advisor, positions he has held since October 2016, September 2016 and May 2016, respectively. Mr. MacKinnon served as the President and Chief Operating Officer of Realty Finance Trust, Inc. (“RFT”), and its advisor from January 2013 to November 2015, and as President of RFT and its advisor from November 2014 to November 2015. From May 2011 through December 2012, Mr. MacKinnon served as Senior Vice President and head of High Yield Portfolio Management for Cole, where he invested approximately $350 million in credit sensitive CMBS and mezzanine loans for Cole. From July 2008 to March 2011, Mr. MacKinnon was a partner with EndPoint Financial, LLC where he provided CMBS advisory and real estate workout services. From January 2004 through March 2007, Mr. MacKinnon was a Managing Director at Nomura Securities International where he managed the North American Structured Credit Trading businesses including commercial real estate and asset backed securities. Prior to joining Nomura, Mr. MacKinnon served as President and Chief Executive Officer of REALM, Inc., a privately owned real estate software and services company primarily owned by Hicks Muse Tate and Furst, CMGI and T.H. Lee Putnam Equity Partners. Prior to REALM, Mr. MacKinnon was co-head and co-founder of the Commercial Mortgage Group and Manager of the European Asset Securitization Group at Donaldson Lufkin & Jenrette, (“DLJ”). Prior to joining DLJ in 1992, Mr. MacKinnon worked in the Real Estate Finance Group at Salomon Brothers, Inc. on a variety of commercial real estate debt and equity transactions. Mr. MacKinnon also served on the board of directors for CRIIMI Mae, Inc. (NYSE: CMM) from 2001 to 2003. Mr. MacKinnon holds a B.A. in Economics from Ohio Wesleyan University and an M.B.A. from the Harvard Business School. We believe that Mr. MacKinnon’s experience as Chief Operating Officer and President of RFT, his prior experience as an officer of Cole and his significant finance experience make him well qualified to serve as a member of our Board.

Norman A. Feinstein is one of our independent directors, a position he has held since October 2016. Mr. Feinstein currently serves as the Chief Executive Officer of Aspen Real Estate Capital, LLC, a real estate advisory firm, and has served in this role since October 1, 2019. Previously, Mr. Feinstein served as Vice Chairman of The Hampshire Companies (“Hampshire”), a full-service, privately held, fully-integrated real estate firm with assets valued at over $2.5 billion, from December 1998 to October 2019. While at Hampshire, Mr. Feinstein also served as Fund Manager of The Hampshire Generational Fund and as a member of Hampshire’s Investment Committee since January 2005. In his prior role, he also sourced acquisitions and new opportunities and engaged with investors on behalf of Hampshire. Prior to joining Hampshire in 1998, Mr. Feinstein had been a practicing attorney for more than 25 years, specializing in real estate law. During his career, he was a real estate owner and operator of commercial and residential properties and has served as President and Counsel to the New Jersey Apartment Association and was a Regional Vice President of the National Apartment Association. Mr. Feinstein has also served as a member of the board of directors of Malvern Bancorp, Inc. and Malvern Federal Savings Bank since June 2016. Mr. Feinstein currently serves on the Executive Committee of the Metropolitan Golf Association and its Foundation Board. Mr. Feinstein holds a B.A. in the College of Liberal Arts and Sciences from the University of Connecticut and a J.D. from Suffolk University Law School. We believe that Mr. Feinstein’s commercial real estate experience makes him well qualified to serve as a member of our Board.

Cynthia Foster Curry is one of our independent directors, a position she has held since October 2016. Ms. Foster Curry has served as the Chief Revenue Officer of LEX-Markets since January 2021, a commercial real estate marketplace that takes commercial buildings public through single-asset initial public offerings. From January 2015 to January 2021, Ms. Foster Curry served as President, National Office Brokerage and Valuation of Colliers International (“Colliers”), where she lead- Colliers’ national office platform across service lines including office leasing, tenant and landlord representation, investment sales, leasing agency, property management and valuation. Prior to joining Colliers, Ms. Foster Curry served as Executive Managing Director at Cushman & Wakefield Inc. from June 2001 to January 2015. Ms. Foster Curry has also worked with the real estate investment banking group at Lazard Ltd., where she focused on large portfolio restructurings. Ms. Foster has over 25 years of experience leading significant transactions and developing new business initiatives for multinational clients across a wide geographic range. Ms. Foster Curry served as Vice Chairperson and Trustee of the Urban Land Institute and is a member of the Real Estate Round Table. Ms. Foster Curry is a co-founder of the Committee of Professional Women, and she serves as a member of the Board of Trustees and the finance committee for the Hospital for Special Surgery, the Board of Advisors for the Westchester Children’s Museum and the Board of Trustees for the Museum for the City of New

York. Ms. Foster Curry holds a B.A. in the History of Science from Skidmore College and an M.B.A. from Harvard University. Ms. Foster Curry is a licensed real estate broker in the State of New York. We believe that Ms. Foster Curry’s 25 years of experience in commercial real estate transactions make her well qualified to serve as a member of our Board.

Robert N. Jenkins is one of our independent directors, a position he has held since October 2016. Mr. Jenkins served as Executive Vice President of Municipal Capital Appreciation Partners (“MCAP”) from June 2016 until May 2021, where he was responsible for multifamily acquisitions and dispositions, and fund marketing and administration. Prior to joining MCAP, Mr. Jenkins served as Executive Director at W. P. Carey Inc. from January 2003 to March 2016, where he was responsible for the mortgage financing activities in the domestic net leased portfolio and for hotel acquisition financing in two managed funds. Previously, Mr. Jenkins was a Vice President at MetLife Real Estate Investments, where he headed the Real Estate Capital Markets Group and served as a senior member of the real estate department. Prior to joining MetLife Real Estate Investments, Mr. Jenkins worked for several real estate firms, including Eastdil Secured, LLC and Trammell Crow Company. Mr. Jenkins holds a B.A. in English from Colorado College and an M.B.A. from Columbia University Graduate School of Business. We believe that Mr. Jenkins’ commercial real estate and finance experience makes him well qualified to serve as a member of our Board.

At the Annual Meeting, we will vote each valid proxy returned to us for the nominees listed above unless the proxy specifies otherwise. Proxies may not be voted for more than nine nominees for director. While our board does not anticipate that any of the nominees will be unable to stand for election as a director at the Annual Meeting, if that is the case, proxies will be voted in favor of such other person or persons as our Board of Directors may designate.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE
ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

The Board of Directors

Our business is managed by our Advisor, subject to the oversight and direction of our Board of Directors. Our Board of Directors has five members and is currently comprised of Messrs. Sabshon, MacKinnon, Feinstein and Jenkins and Ms. Foster Curry.

General

We operate under the direction of our Board, the members of which are accountable to us and our stockholders as fiduciaries. Our Board is responsible for directing the management of our business and affairs. Our Board has retained the Advisor which is responsible for coordinating the management of our day-to-day operations. The Advisor has retained the Sub-Advisor to provide certain of its advisory services on its behalf including originating, acquiring and managing our investments, subject to the supervision of our Board.

Our charter and bylaws provide that the number of our directors may be established by a majority of our Board and our charter has initially set the number of directors at five. Our bylaws further provide that the number of directors may not be more than 15. Our charter also provides that a majority of our directors must be independent of us, the Advisor and our respective affiliates except for a period of 60 days after the death, resignation or removal of an independent director pending the election of his or her successor. We currently have five directors, three of whom are independent, as defined in our charter and by the independence rules of the New York Stock Exchange. An independent director is a director who is not and has not for the last two years been associated, directly or indirectly, with the Advisor or the Sub-Advisor. Since the commencement of our IPO, our charter has required that at all times at least one of our independent directors must have at least three years of relevant real estate experience. We refer to any director who is not independent as an “affiliated director.” At the first meeting of our Board consisting of a majority of independent directors, our charter was reviewed and approved by a vote of our Board, including a majority of our independent directors, in accordance with the requirements of the North American Securities Administrators Association Statement of Policy Regarding Real Estate Investment Trusts.

Each director will serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director.

Any director may resign at any time and may be removed with or without cause by the stockholders upon the affirmative vote of stockholders entitled to cast at least a majority of all the votes entitled to be cast generally in the election of directors. The notice of any special meeting called to remove a director will indicate that the purpose, or one of the purposes, of the meeting is to determine if the director will be removed.

Director Independence

Our charter provides that a majority of our directors must be independent of us, the Advisor and our respective affiliates except for a period of 60 days after the death, resignation or removal of an independent director pending the election of his or her successor. We currently have five directors, three of whom are independent, as defined in our charter and by the independence rules of the New York Stock Exchange. The definition of independence used by the Company is available on our website, www.inland-investments.com/inpoint, under the “Corporate Governance” tab. An independent director is a director who is not and has not for the last two years been associated, directly or indirectly, with the Advisor or the Sub-Advisor. Our charter requires that at all times at least one of our independent directors must have at least three years of relevant real estate experience. We refer to any director who is not independent as an “affiliated director.” At the first meeting of our Board consisting of a majority of independent directors, our charter was reviewed and approved by a vote of our Board, including a majority of our independent directors, in accordance with the requirements of the North American Securities Administrators Association Statement of Policy Regarding Real Estate Investment Trusts.

Based upon its review, our Board of Directors has affirmatively determined that each of Messrs. Feinstein and Jenkins and Ms. Foster Curry are “independent” members of our Board of Directors under all applicable standards for independence, including with respect to committee service on our Audit Committee.

Board of Directors Composition

We do not have a standing nominating committee. Our Board of Directors has determined that it is appropriate not to have a nominating committee because our Board of Directors presently considers all matters for which a nominating committee would be responsible. Each member of our Board of Directors participates in the consideration of nominees, including our directors who do not qualify as independent directors. Our Board of Directors believes that the significance of each director nominee’s qualifications, experience, attributes and skills is particular to that individual, meaning that there is no single test applicable to all director candidates. The effectiveness of the board is best evaluated as a group of directors, rather than at an individual director level. As a result, our Board of Directors has not established specific minimum qualifications that must be met by each individual wishing to serve as a director. When evaluating candidates for a position on our Board of Directors, the Board of Directors considers the potential impact of the candidate, along with his or her particular experiences, on the board as a whole. The diversity of a candidate’s background or experiences, when considered in comparison to the background and experiences of other members of the Board of Directors, may or may not impact our Board of Directors’ view as to the candidate. In evaluating director candidates, our Board of Directors considers all factors that it deems relevant.

In recommending director nominees to our Board of Directors, our Board of Directors solicits candidate recommendations from its current members and our management. Our Board of Directors also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In evaluating the persons recommended as potential directors, our Board of Directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our Board of Directors determines are relevant. Stockholders may directly nominate potential directors by satisfying the procedural requirements for such nomination as provided in Article II, Section 11(a) of our bylaws. See “Procedures for Nominating Directors” below.

In conducting its annual self-assessment and nominating the director nominees, our Board of Directors determined that each director nominee has the business experience, skills, perspectives, independent and diversity in relation to our company’s needs. In addition to a demonstrated record of business and professional accomplishment, each of our director nominees has substantial experience serving on boards, including our Board of Directors and boards of other organizations. Each of our directors has gained substantial insight as to the operation of our company and has demonstrated a commitment to discharging his or her oversight responsibilities as a director.

Advisor and Sub-Advisor Board Nomination Rights

Our bylaws require that nominees for election as a director, whether by the stockholders or by the Board, shall include such number of individuals as are entitled to be designated for nomination pursuant to the Advisory Agreement by and among our company, the Operating Partnership and the Advisor (the “Advisory Agreement”) and the Sub-Advisory Agreement between the Advisor and the Sub-Advisor (the “Sub-Advisory Agreement”). The Advisory Agreement and the Sub-Advisory Agreement were each amended and restated effective as of July 1, 2021.  For so long as the Advisory Agreement and the Sub-Advisory Agreement are in effect, and subject to our charter and bylaws, the Advisor and the Sub-Advisor shall each have the right to designate for nomination, subject to the approval of such nomination by our Board, one director to the slate to be voted on by the stockholders; provided however, that in the event the number of directors constituting the Board is increased by a vote of the Board pursuant to the charter and bylaws, such number of director nominees which each of the Advisor and the Sub-Advisor is entitled shall be increased as necessary by a number that will result in such nominees representing not less than 20% of the total number of directors. We refer to the director designated for nomination by the Advisor as the “Advisor affiliated director nominee” and the director designated for nomination by the Sub-Advisor as the “Sub-Advisor affiliated director nominee.” The Advisor and the Sub-Advisor shall also have the right to consult with each other and jointly designate for nomination, subject to the approval of such nomination by our Board, three individuals to serve as independent directors; provided, however, that in the event the number of directors constituting the Board is increased by a vote of our Board pursuant to our charter and bylaws, such number of independent director nominees which the Advisor and the Sub-Advisor are entitled to designate shall be increased as necessary by a number that will result in such nominees representing not less than the minimum number of independent directors required under applicable law and pursuant to our charter and bylaws.

Procedures for Nominating Directors

Proposals to elect directors at an annual or special meeting must be brought in accordance with our bylaws. Our bylaws provide that nominations of individuals for election to the Board may be made at an annual meeting of stockholders (i) pursuant to the Company’s notice of meeting, (ii) by or at the direction of the Board or (iii) by any stockholder of the Company who was a stockholder of record at the record date set by the Board for the purpose of determining stockholders entitled to vote at the annual meeting, at the time of giving of notice by the stockholder and at the time of the annual meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws.

For any nomination to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our corporate secretary. To be timely, a stockholder’s notice must set forth all information required under Section 11 of our bylaws and must be delivered to the secretary at our principal executive office not earlier than the 150th day nor later than 5:00 p.m., Central Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in connection with the Company’s first annual meeting or in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Central Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting does not commence a new time period for the giving of a stockholder’s notice as described above.

With respect to special meetings of stockholders, only the business specified in the notice of the special meeting may be brought at that meeting. Nominations of individuals for election to the Board may be made at a special meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board or (ii) provided that the special meeting has been called for the purpose of electing directors, by any stockholder of the Company who is a stockholder of record at the record date set by the Board for the purpose of determining stockholders entitled to vote at the special meeting, at the time of giving of notice and at the time of the special meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in Section 11 of our bylaws. In the event the Company calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board, any stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Company’s notice of meeting, if the stockholder’s notice, containing the information required by Section 11 of our bylaws, is delivered to our corporate secretary at our principal executive office not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Central Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting does not commence a new time period for the giving of a stockholder’s notice as described above.

Director Vacancies

A vacancy created by the death, resignation, adjudicated incompetence or other incapacity of a director or a vacancy following the removal of a director may be filled by a vote of a majority of the remaining directors, and a vacancy created by an increase in the number of directors may be filled by a vote of a majority of the entire Board. In the case of a vacancy in the position of the Advisor affiliated director nominee or the Sub-Advisor affiliated director nominee, the director to be elected by the Board to fill the vacancy must also be nominated by the Advisor or the Sub-Advisor, as applicable. In the case of the vacancy regarding an independent director position, the director must also be nominated by the remaining independent directors in consultation with the Advisor and the Sub-Advisor, in accordance with their nomination rights as set forth in our bylaws and the Advisory Agreement and the Sub-Advisory Agreement. If there are no remaining independent directors, then a majority vote of the remaining directors will be sufficient to fill a vacancy among our independent directors’ positions. If at any time there are no independent or affiliated directors in office, successor directors will be elected by the stockholders. Any director elected to fill a vacancy will serve until the next annual meeting of stockholders and until his successor is duly elected and qualifies.

Responsibilities of Directors

The responsibilities of our Board include the following:

•	approve and oversee our overall investment strategy, which consists of elements such as investment selection criteria, diversification strategies and asset disposition strategies;

•

establish investment guidelines that govern our investments in commercial real estate (“CRE”) debt and securities, and equity investments in single-tenant, net leased properties and limit the types of investments that may be originated or acquired and, depending on the type of transaction, the extent to which the Sub-Advisor may execute investment and disposition transactions without specific board approval;

•	approve and oversee our debt financing strategies;

•	approve and monitor the relationship among us, our Operating Partnership, and the Advisor and the Sub-Advisor;

•	review our fees and expenses on at least an annual basis and with sufficient frequency to determine that the expenses incurred are in the best interest of our stockholders;

•	adopt valuation guidelines to be used in connection with the calculation of our net asset value (“NAV”) and monitor compliance with the valuation guidelines;

•	determine our distribution policy and authorize distributions from time to time; and

•	oversee our share repurchase plan (“SRP”).

In order to address potential conflicts of interest, our charter requires that a majority of our Board (including a majority of the independent directors) not otherwise interested in the transaction approve any transaction with any of our directors, Inland, Sound Point or affiliates of any of the foregoing. The independent directors are also responsible for reviewing the performance of the Advisor at least annually and determining that the compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and that the provisions of the Advisory Agreement are being carried out.

In fulfilling his or her duties to us, each director will be bound by our charter. The directors are not required to devote all of their time to our business and are only required to devote the time to our affairs as their duties may require. Our Board will generally meet quarterly or more frequently if necessary, in addition to meetings of the various committees of our Board described below. It is not expected that the directors will be required to devote a substantial portion of their time to discharge their duties as directors. Consequently, in the exercise of their fiduciary responsibilities, the directors will rely heavily on the Advisor and the Sub-Advisor.

Committees of our Board of Directors

Our Board is responsible for supervising our entire business. However, pursuant to our charter, our Board may delegate some of its powers to one or more committees as deemed appropriate by the Board, provided that each committee consists of at least a majority of independent directors.

Our Board of Directors currently has one standing committee: the audit committee. The audit committee charter is available on our website, www.inland-investments.com/inpoint, under the “Corporate Governance” tab.

The audit committee consists of Norman A. Feinstein, Cynthia Foster Curry and Robert N. Jenkins, each of whom is an independent director. Mr. Jenkins serves as the chairman of our audit committee and as an audit committee financial expert as that term is defined by the SEC. The audit committee assists our Board in overseeing our accounting and financial reporting processes, the integrity and audits of our financial statements, our compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm and the performance of our internal and independent registered public accounting firm. In addition, the audit committee selects the independent registered public accounting firm to audit our annual financial statements and reviews with the independent registered public accounting firm the plans and results of the audit engagement. The audit committee also approves the audit and non-audit services provided by the independent registered public accounting firm and the fees we pay for these services.

Meetings

Directors are expected to attend Board meetings and meetings of the committees on which they serve, to spend the time needed and to meet as frequently as necessary, in order to discharge their responsibilities properly. Our Board of Directors conducts its business through meetings of the Board of Directors, actions taken by written consent in lieu of meetings and by actions of its committees. During the fiscal year ended December 31, 2020, the Board of Directors held 11 meetings and the audit committee held four meetings. Each director attended at least 75% of the combined number of meetings of the Board of Directors and meetings of committees on which he or she served during the period in 2020 in which he or she served as a director or member of such committee, as applicable.

We do not have a formal policy regarding attendance by directors at our annual meeting of stockholders but invite and encourage all directors to attend. We make every effort to schedule our annual meeting of stockholders at a time and date to permit attendance by directors, taking into account the directors’ schedules and the timing requirements of applicable law. We did not hold an annual meeting of stockholders in 2020.

Executive Sessions

Our independent directors periodically hold executive sessions at which management is not present. Our Corporate Governance Guidelines provide that the presiding independent director, if any, or a director designated by the independent directors shall serve as such presiding director.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors has structured itself in a manner that it believes allows it to perform its oversight function effectively. A majority of our directors are independent. Our offices of Chairman of the Board of Directors and Chief Executive Officer are both held by Mr. Sabshon. The Board of Directors has not appointed a lead independent director. The Board of Directors believes that the current board leadership structure, coupled with a strong emphasis on board independence, provides effective independent oversight of management while allowing our Board of Directors and management to benefit from Mr. Sabshon’s extensive executive leadership and operational experience. The Board of Directors will continue to monitor and evaluate the appropriateness of our board leadership structure.

As with every business, we confront and must manage various risks including financial and economic risks related to the performance of our portfolio and how our investments have been financed. Pursuant to our charter and bylaws and the Maryland General Corporation Law, our business and affairs are managed under the direction of our Board of Directors. Our Advisor is responsible for the day-to-day management of risks we face, while our Board of Directors has responsibility for establishing broad corporate policies for our overall operation and for the direction and oversight of our risk management. Members of our Board of Directors keep informed of our business by participating in meetings of our Board of Directors and the Audit Committee, by reviewing analyses, reports and other materials provided to them by and through discussions with our Advisor and our executive officers.

In connection with their oversight of risks to our business, our Board of Directors and the Audit Committee consider feedback from our Advisor concerning the risks related to our business, operations and strategies. The Audit Committee also assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. We have no employees, and our officers are compensated by our Advisor or its affiliates. We do not directly pay compensation to our Advisor’s officers and employees for their services as such, so we do not have compensation policies and practices that create risks that are reasonably likely to have a material adverse effect on us. See “Transactions with Related Persons and Certain Control Persons” below for a discussion of how we manage our relationship with our Advisor. With respect to cybersecurity risk oversight, the Board and/or the Audit Committee receive periodic reports and/or updates from management on the primary cybersecurity risks facing our company and our Advisor and the measures we and our Advisor are taking to mitigate such risks. In addition to such reports, the Board or the Audit Committee receive updates from management as to changes to our and the Advisor’s cybersecurity risk profile or certain newly identified risks.

Corporate Governance

Code of Ethics

Our Board has adopted a code of ethics applicable to our directors, officers and employees. Copies of the code of ethics, including any amendments and waivers thereto, are available to any stockholder, without charge, (i) on our website at www.inland-investments.com/inpoint or (ii) by writing us at 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Investor Services.

Any waiver of the Code of Ethics may be made only by our Board or the Audit Committee and will be promptly disclosed as required by law. Any modifications to the Code of Ethics will be reflected on our website.

Annual Board Self-Assessment

Our Board of Directors annually conducts a self-evaluation (with anonymous responses permitted) to determine whether it and the Audit Committee are functioning effectively and to identify opportunities to enhance their effectiveness.

Stockholder Nominations and Communications Policy

Stockholders may communicate with the Board of Directors or any of its directors. Stockholders who wish to communicate with the Board of Directors may do so by sending written communications addressed to our Secretary, c/o InPoint Commercial Real Estate Income, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523, except in situations where such communications relate to accounting matters, in which case, stockholders should send such communications to the Chairperson, InPoint Commercial Real Estate Income, Inc. Audit Committee at the address above. All communications will be compiled by our Secretary, who will determine whether they should be presented to our Board of Directors. The purpose of this screening is to avoid having our Board of Directors consider irrelevant or inappropriate communications (such as advertisements and solicitations). Our Secretary will submit all appropriate communications to our Board of Directors, the Audit Committee or the relevant individual director(s), as appropriate. All communications directed to the Audit Committee that relate to questionable accounting or auditing matters involving our company will be promptly and directly forwarded to the Audit Committee.

Hedging Policy

The insider trading policy of Inland Real Estate Investment Corporation (“IREIC”) and its affiliated entities, including our Advisor, prohibits officers, directors and employees of these entities, including certain of our executive officers, from engaging, without the prior written consent of the applicable employer, in hedging or monetization transactions such as zero-cost collars and forward sale contracts that allow a person to lock in a portion of the value of his or her shares in any entity sponsored by or advised by IREIC or by any of its direct or indirect subsidiaries. This includes shares of our common stock. Because there is no established public trading market for our common stock and we do not have any employees, our Board of Directors has not adopted, and we do not have, any specific practices or policies regarding the ability of our officers, our directors, the employees of our sponsor and its affiliates, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

Executive Officers

The following table sets forth the positions, ages as of January 1, 2021 and selected biographical information for our executive officers. Biographical information for Messrs. Sabshon and MacKinnon is provided above under “Proposal 1 — Election of Directors — Nominees for Election as Directors.”

Name	Age	Position
Mitchell A. Sabshon	68	Chief Executive Officer and Chairman of the Board
Donald MacKinnon	56	President and Director
Catherine L. Lynch	62	Chief Financial Officer and Treasurer
Andrew Winer	52	Chief Investment Officer
Roderick S. Curtis	53	Vice President and Secretary

Catherine L. Lynch is our Chief Financial Officer and Treasurer, positions she has held since October 2016, and the Chief Financial Officer and Treasurer of the Advisor, positions she has held since August 2016. Ms. Lynch joined Inland in 1989 and has been a director of The Inland Group, LLC (formerly The Inland Group, Inc.) since June 2012. She serves as the Treasurer and Secretary (since January 1995), the Chief Financial Officer (since January 2011) and a director (since April 2011) of IREIC and as a director (since July 2000) and Chief Financial Officer and Secretary (since June 1995) of the Dealer Manager. She has served as the Chief Financial Officer of IREIT since April 2014 and as a director of IREIT’s business manager since August 2011. Ms. Lynch also served as Chief Financial Officer of IRPT from December 2013 to October 2019 and has served and as Chief Financial Officer of the business manager of IRPT since October 2014. Ms. Lynch also has served as Treasurer of Inland Capital Markets Group, Inc. from January 2008 through October 2010 and as a director of IPCC since May 2012. Ms. Lynch served as the Treasurer of the business manager of IRPT from December 2013 to October 2014, as a director and Treasurer of Inland Investment Advisors, Inc. from June 1995 to December 2014 and as a director and Treasurer of Inland Institutional Capital Partners Corporation from May 2006 to December 2014. Ms. Lynch worked for KPMG Peat Marwick LLP from 1980 to 1989. Ms. Lynch holds a B.S. in Accounting from Illinois State University. Ms. Lynch is a certified public accountant and a member of the American Institute of Certified Public Accountants and the Illinois CPA Society. Ms. Lynch also is registered with FINRA as a financial operations principal.

Andrew Winer is our Chief Investment Officer and a Portfolio Manager of the Sub-Advisor, positions he has held since October 2016 and September 2016, respectively. Mr. Winer served as the Chief Investment Officer of RFT and its advisor from their formation in November 2012 to November 2015. Mr. Winer also served as the Chief Investment Officer of Global Net Lease, Inc. from May 2012 to November 2015 and as President from March 2015 to November 2015. Additionally, he was involved in arranging corporate lines of credit and designing loan facilities for all American Realty Capital-sponsored companies. From April 2000 to January 2012, Mr. Winer worked at Credit Suisse AG (“Credit Suisse”) where he held multiple positions. From January 2011 to December 2011, Mr. Winer was a Director of CMBS business and headed the capital desk where he was responsible for pricing and hedging of loan production. From January 2009 to December 2010, Mr. Winer was a Director of Asset Management where he was responsible for winding down, working out and disposing of mortgage, mezzanine and warehouse commercial real estate positions. From 2006 to December 2008, Mr. Winer was a Director of Global Commercial Real Estate Business where he led the firm’s global CRE CDO business. In that position, he created and managed warehouse lines and also worked with third-party clients for CDO execution and syndication. From 2004 to 2005, Mr. Winer was a Director working with new issuances and syndication of CMBS. In that position, Mr. Winer also was responsible for mortgage loan and mezzanine loan pricing, hedging and distribution. From 2000 to 2004, Mr. Winer was a Vice President in fixed-income structured product sales. From January 1999 to December 1999, Mr. Winer worked at Global Asset Capital, an intellectual property securitization firm. From August 1993 to November 1998, Mr. Winer was employed at DLJ where he focused on bond structuring, loan origination, securitization deal management, CMBS trading, loan pricing and hedging and new business. Mr. Winer started his career in the Structured Products Group of Arthur Andersen LLP and worked there from August 1991 to August 1993. During his time at DLJ, Mr. Winer was awarded “VP of the year” in 1995 and, while at Credit Suisse, he was awarded “Top 50” in 2010. Mr. Winer holds a B.B.A. and a Master’s in Accounting, both from the University of Michigan.

Roderick S. Curtis serves as our Vice President and Secretary, positions he has held since October 2016, and as President of the Advisor, a position he has held since August 2016. He also serves as President of Inland Venture Partners, a position he has held since December 2018. Mr. Curtis joined IREIC in March 2011 and currently serves as Senior Vice President, Investment Funds. Prior to joining IREIC, Mr. Curtis held positions with Priority Capital Investments, LLC, AmREIT, Inc. and DWS Scudder Investments. Mr. Curtis holds a B.S. in Economics from the University of Wisconsin.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Executive Officers

We do not currently have any employees nor do we currently intend to hire any employees who will be compensated directly by us. Each of our executive officers, including our executive officers who serve as directors, is employed by IREIC, Sound Point, or their affiliates and receive compensation for his or her services, including services performed for us on behalf of the Advisor or the Sub-Advisor, from IREIC or Sound Point, as applicable.

Compensation of Directors

The following table summarizes compensation earned by the independent directors for the year ended December 31, 2020 ($ in thousands).

Name	Fees Earned or Paid in Cash	Stock Awards	Options Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total Compensation
Norman A. Feinstein	$28	$10	—	—	—	—	$38
Cynthia Foster Curry	$27	$10	—	—	—	—	$37
Robert N. Jenkins	$33	$10	—	—	—	—	$43

Cash Compensation

We pay each of our independent directors a retainer of $20,000 per year plus $1,000 for each board meeting the director attends in person ($500 for each board committee meeting) and $500 for each board meeting the director attends by telephone ($350 for each board committee meeting). We also pay our audit committee chairperson an annual fee of $5,000. Our independent directors may elect to receive their annual retainer in cash, unrestricted Class I shares, or both.

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending meetings of our Board. If a director is also one of our officers, or is an employee of the Advisor or the Sub-Advisor, we will not pay any compensation to such person for services rendered as a director.

Stock Compensation

Our Board has adopted an independent director compensation plan, which operates as a sub-plan of our independent director restricted share plan, which we use to attract and retain directors. Our restricted share plan offers our independent directors an opportunity to participate in our growth through awards in the form of, or based on, our common stock. The restricted share plan authorizes the granting of restricted stock, restricted or deferred stock units, dividend equivalents, and cash-based awards to independent directors for participation in the plan. Our Board will administer the restricted share plan, with sole authority to determine all of the terms and conditions of the awards. No awards will be granted under the plan if the grant or vesting of the awards would jeopardize our status as a REIT under the Code or otherwise violate the ownership and transfer restrictions imposed under our charter. Unless otherwise determined by our Board, no award granted under the plan will be transferable except through the laws of descent and distribution.

Our Board has authorized Class I shares for issuance under the restricted share plan. However, no awards shall be granted under the restricted share plan on any date on which the aggregate number of shares subject to awards previously issued under the restricted share plan, together with the proposed awards to be granted on such date, exceeds 5% of the number of outstanding shares of common stock on such date. In the event of a transaction between our company and our stockholders that causes the per-share value of our common stock to change (including, without limitation, a stock dividend, stock split, spin-off, rights offering or large nonrecurring cash dividend), the share authorization limits under the plan will be adjusted proportionately and our Board will make adjustments to the restricted share plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from the transaction. In the event of a stock split, a stock dividend or a combination or consolidation of the outstanding shares of common stock into a lesser number of shares, the authorization limits under the plan will automatically be adjusted proportionately and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price.

Our Board may, in its sole discretion at any time, determine that all or a portion of a participant’s awards will become fully vested. Our Board may discriminate among participants or among awards in exercising its discretion. The restricted share plan will automatically expire on the tenth anniversary of the date on which it was approved by our Board and stockholders, unless extended or earlier terminated by our Board. Our Board may terminate the plan at any time. The expiration or other termination of the plan will not, without the participant’s consent, have an adverse impact on any award that is outstanding at the time the plan expires or is terminated. Our Board may amend the plan at any time, but no amendment will adversely affect any award without the participant’s consent and no amendment to the plan will be effective without the approval of our stockholders if such approval is required by any law, regulation or rule applicable to the plan.

Under the independent director restricted share plan and subject to such plan’s conditions and restrictions, each of our independent directors will automatically receive $10,000 in restricted Class I shares on the date of each annual stockholders’ meeting or, if no annual meeting, in December of each year. Such restricted shares will generally vest over a three-year period following the grant date in increments of 33 1⁄3% per annum; provided, however, that restricted stock will become fully vested on the earlier occurrence of: (i) the termination of the independent director’s service as a director due to his or her death or disability; or (ii) a liquidity event.

Compensation Committee Interlocks and Insider Participation

We currently do not have a compensation committee of our Board because we do not plan to pay any compensation to our officers. There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations. Accordingly, we have not included a Compensation Committee Report or a Compensation Discussion and Analysis in this Proxy Statement.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information regarding securities authorized for issuance under our independent director restricted share plan as of December 31, 2020:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted-average exercise price of outstanding options, warrants, and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	—	$ —	576,920
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	—	$ —	576,920

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of June 30, 2021, the amount of our common stock beneficially owned (unless otherwise indicated) by: (i) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock; (ii) each of our directors; (iii) each of our executive officers; and (iv) all of our directors and executive officers in the aggregate. Unless otherwise noted, the address for each of the persons or entities named in the following table is 2901 Butterfield Road, Oak Brook, Illinois 60523.

	Common Stock Beneficially Owned(1)
Name	Number of Shares	Percentage(2)
Mitchell A. Sabshon(3)	50,588	*
Donald MacKinnon(4)	26,707	*
Norman A. Feinstein	5,696	*
Cynthia Foster Curry	11,696	*
Robert N. Jenkins	5,696	*
Catherine L. Lynch	600	*
Andrew Winer(4)	13,345	*
Roderick S. Curtis	400	*
All officers and directors as a group (8 persons)	114,217	*

_____________

*	Represents less than 1%.
(1)

Beneficial ownership is determined in accordance with the rules of the SEC. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote, or to direct the voting of, such security, or “investment power,” which includes the right to dispose of or to direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities which that person has a right to acquire within 60 days. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)	Based on a total of 11,642,143 shares of common stock issued and outstanding as of June 30, 2021.
(3)

The shares owned by the Advisor are deemed to be beneficially owned by Mr. Sabshon. Mr. Sabshon exercises control over the Advisor but does not have sole voting and investment power with respect to the shares owned by the Advisor.

(4)	The address of such person is 375 Park Avenue, 33rd Floor, New York, New York 10152.

TRANSACTIONS WITH RELATED PERSONS AND CERTAIN CONTROL PERSONS

Our Relationship with the Advisor and Sub-Advisor

We are externally managed by Inland InPoint Advisor, LLC (the “Advisor”), a Delaware limited liability company formed in August 2016 that is a wholly owned indirect subsidiary of Inland Real Estate Investment Corporation, a member of The Inland Real Estate Group of Companies, Inc. The Advisor is responsible for coordinating the management of the day-to-day operations and originating, acquiring and managing our CRE investment portfolio, subject to the supervision of our Board of Directors. The Advisor performs its duties and responsibilities as our fiduciary pursuant to the Advisory Agreement.

The Advisor has delegated certain of its duties to SPCRE InPoint Advisors, LLC (the “Sub-Advisor”), a Delaware limited liability company formed in September 2016 that is a wholly owned subsidiary of Sound Point CRE Management, LP (“Sound Point CRE”), pursuant to the Sub-Advisory Agreement. Sound Point CRE is a subsidiary of Sound Point Capital Management, LP (“Sound Point”). Among other duties, the Sub-Advisor has the authority to identify, negotiate, acquire and originate our investments and provide portfolio management, disposition, property management and leasing services to the Company. Notwithstanding such delegation to the Sub-Advisor, the Advisor retains ultimate responsibility for the performance of all the matters entrusted to it under the Advisory Agreement, including those duties which the Advisor has not delegated to the Sub-Advisor such as (i) valuation of our assets and calculation of our NAV; (ii) management of our day-to-day operations; (iii) preparation of stockholder reports and communications and arrangement of our annual stockholder meetings; and (iv) advising the Company regarding its initial qualification as a REIT for U.S. federal income tax purposes and monitoring its ongoing compliance with the REIT qualification requirements thereafter.

Advisory Agreement

Advisory Fee

Under the terms of the Advisory Agreement, we pay the Advisor an advisory fee that is comprised of both a fixed component and a performance component.  Prior to July 1, 2021 when our Advisory Agreement was amended and restated, the monthly fixed component of the advisory fee was equal to 1.25% per annum of the gross value of our assets, provided that any such monthly payment did not exceed 1/12th of 2.5% of our NAV.  Starting July 1, 2021, we pay the Advisor a monthly fixed component of the advisory fee equal to 1/12th of 1.25% of our NAV. In order to support our operations and performance, starting in January 2021, the Advisor has agreed to waive 50% of the fixed component of the advisory fee until it notifies the Board that the waiver is terminated.

The performance component of the advisor fee, which is calculated and paid annually, provides that for any year in which our total return per share exceeds 7% per annum, the Advisor will receive 20% of the excess total return allocable to shares of our common stock; provided that in no event will the performance component exceed 15% of the aggregate total return allocable to shares of our common stock for such year.  In the event our NAV per share for any class of shares of our common stock decreases below $25.00, the performance component will not be earned on any increase in NAV per share of such class up to $25.00, provided that we may decrease this threshold if (i) extraordinary events arise (such as a significant disruption in relevant markets, a terrorist attack or act of nature) and (ii) our board of directors, including a majority of our independent directors, has determined that such change is necessary to appropriately incent the Advisor to perform in a manner that maximizes stockholder value and is in the best interests of our stockholders.

The fees paid to the Advisor or Sub-Advisor (including the advisory fees and the Loan Fees (defined below)), may be paid at the Advisor’s election, in cash or Class I shares. To the extent that the Advisor elects to have any portion of the fees paid in Class I shares, we may repurchase such Class I shares from the Advisor, or the Sub-Advisor if such Class I shares have been allocated to the Sub-Advisor pursuant to the Sub-Advisory Agreement, at a later date. Shares of our Class I common stock obtained by the Advisor (or reallocated to the Sub-Advisor) will not be subject to either the one-year holding requirement or the repurchase limits of our share repurchase plan.

 Loan Fees

Pursuant to the Advisory Agreement, the Advisor  receives all loan origination fees (whether paid upfront or upon payoff of all or any portion of a loan), application fees and future funding facility draw request fees related to any loan made by us or the Operating Partnership (such amounts, “Loan Fees”). Loan Fees are only be paid to the Advisor to the extent that they are paid by a borrower and generally will be paid directly from the borrower to the Advisor. To the extent any Loan Fees are paid to us, we will remit such fees to the Advisor.

Expense Reimbursements

To the extent that the Advisor advances certain costs and expenses that it (or the Sub-Advisor acting on the Advisor’s behalf) incurs on our behalf in connection with this offering (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses, due diligence expenses of participating broker-dealers supported by detailed and itemized invoices, design and website expenses, transfer agent fees and expenses, costs in connection with preparing sales materials and reasonable expenses related to attending educational meetings and conferences, if any), we will reimburse the Advisor for all such advanced expenses. The Advisor has agreed to reimburse us to the extent that the organization and offering expenses that we incur exceed 15% of our gross proceeds from the applicable offering.

We reimburse the Advisor for out-of-pocket expenses that it (or the Sub-Advisor acting on the Advisor’s behalf) incurs in connection with the selection, evaluation, structuring, acquisition, origination, financing and development of investments, whether or not such investments are originated or acquired.

From May 3, 2019, until July 1, 2021, we reimbursed the Advisor for expenses it (or the Sub-Advisor acting on the Advisor’s behalf) incurred in providing services to us, provided that (1) we did not reimburse the Advisor for any of its overhead or personnel costs and (2) we only reimbursed the Advisor for fees payable to its affiliates if they are incurred for legal or marketing services rendered on our behalf. Starting July 1, 2021, pursuant to the Advisory Agreement that was amended and restated on such date, we have agreed to include personnel and related employment costs incurred by the Advisor, Sub-Advisor, or their affiliates in performing the services described in the Advisory Agreement among the expenses for which we will reimburse the Advisor (subject to the Expense Limitation Agreement described below), provided that no reimbursement will be made for costs of such employees to the extent that they serve as our executive officers.

We will not reimburse the Advisor for any amount by which Total Operating Expenses (defined below) during the four preceding fiscal quarters exceeds the greater of (a) 2.0% of our Average Invested Assets (defined below) and (b) 25.0% of our Net Income (defined below). This limit may be exceeded only if our independent directors have made a finding that, based on such unusual and non-recurring factors as they deem sufficient, a higher level of expenses is justified, and such finding is recorded in the minutes of a meeting of the independent directors.

“Total Operating Expenses” are all costs and expenses paid or incurred by us, as determined under generally accepted accounting principles, including the advisory fee and the performance fee, but excluding: (i) the expenses of raising capital such as organization and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and listing of our capital stock, (ii) property-level expenses incurred at each property, (iii) interest payments, (iv) taxes, (v) non-cash expenditures such as depreciation, amortization and bad debt reserves, (vi) incentive fees paid in compliance with our charter, (vii) acquisition fees and acquisition expenses related to the selection and acquisition of assets, whether or not a property is actually acquired, (viii) real estate commissions on the sale of property and (ix) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property). Our board of directors has passed a resolution that we will not read the definition of “total operating expenses” in a matter that is inconsistent with the NASAA REIT Guidelines and that it shall include any company-level management fees.

“Average Invested Assets” means, for any period, the average of the aggregate book value of our assets, invested, directly or indirectly, in equity interests in and loans secured by real estate, including all properties, mortgages and real estate-related securities and consolidated and unconsolidated joint ventures or other partnerships, before deducting depreciation, amortization, impairments, bad debt reserves or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.

“Net Income” means, for any period, total revenues applicable to such period, less the total expenses applicable to such period other than additions to, or allowances for, non-cash charges such as depreciation, amortization, impairments and reserves for bad debt or other similar non-cash reserves.

Expense Limitation Agreement

Pursuant to an Expense Limitation Agreement we entered into with our Advisor and Sub-Advisor effective July 1, 2021, we will reimburse the Advisor for ordinary operating expenses up to 1.5% of our average monthly net assets, provided that ordinary operating expenses beyond the 1.5% limit can be paid in future periods for up to three years after they were incurred to the extent that the limit has not been reached for the future period. Ordinary operating expenses for a class of our common stock consist of all of our ordinary expenses attributable to such class, including administration fees, transfer agent expenses, fees paid to our independent directors, loan servicing expenses, administrative services expenses, acquisition-related expenses, and expenses associated with legal, regulatory compliance and investor relations, but excluding the following: (a) fees paid to the Advisor pursuant to the Advisory Agreement, (b) interest expense and other financing costs, (c) taxes, (d) distribution or stockholder servicing fees, (e) operating expenses for any real estate owned, including depreciation, and (f) unusual, unexpected and/or nonrecurring expenses.

The Expense Limitation Agreement will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of our independent directors and by the mutual consent of the Advisor and Sub-Advisor. Aside from its annual renewal, the Expense Limitation Agreement may not be terminated by the Advisor or Sub-Advisor, but may be terminated by our independent directors on written notice to the Advisor and Sub-Advisor. The Expense Limitation Agreement will automatically terminate if the Advisory Agreement is terminated with such termination effective upon the effective date of the Advisory Agreement’s termination.

Dealer Manager Agreement

We entered into a Dealer Manager Agreement with the Dealer Manager, pursuant to which the Dealer Manager agreed to, among other things, manage our relationships with third-party broker-dealers, registered investment advisers and other qualified financial institutions engaged by the Dealer Manager to participate in the distribution of shares of our common stock.

The following table shows the upfront selling commissions and dealer manager fees payable in connection with purchases of shares for our Class A, Class T, Class S, Class D or Class I shares.

	Maximum Upfront Selling Commissions as a % of Transaction Price	Maximum Upfront Dealer Manager Fees as a % of Transaction Price
Class A shares(1)	up to 6.0%	up to 1.25%
Class T shares(2)	up to 3.0%	up to 0.5%
Class S shares	up to 3.5%	None
Class D shares	None	None
Class I shares	None	None

(1)	Such amounts may vary at certain participating broker-dealers, provided that the sum does not exceed 7.25% of the transaction price.

(2)	Such amounts may vary at certain participating broker-dealers, provided that the sum does not exceed 3.5% of the transaction price.

The following table shows the stockholder servicing fees we pay the Dealer Manager with respect to the Class A, Class T, Class S, Class D and Class I on an annualized basis as a percentage of our NAV for such class. The stockholder servicing fees are paid monthly in arrears.

Stockholder Servicing Fee as a % of NAV
Class A shares	None
Class T shares	0.85%(1)
Class S shares	0.85%
Class D shares	0.25%
Class I shares	None

(1)	Consists of an advisor stockholder servicing fee and a dealer stockholder servicing fee.

Revolving Credit Letter Agreements

IREIC and Sound Point Capital Management have agreed under separate letter agreements dated July 20, 2021, and July 15, 2021, respectively, to make revolving credit loans to us in an aggregate principal amount outstanding at any one time not to exceed $5 million and $15 million, respectively (the “IREIC-Sound Point Commitments”) from time to time until the Termination Date of the letter agreements. These letter agreements are essentially identical to each other in all material respects other than the commitment amounts. The Company will use the IREIC-Sound Point Commitments to satisfy requirements to maintain cash or cash equivalents under the Company’s repurchase and other borrowing arrangements. The “Termination Date” is the earliest of (i) the Maturity Date (ii) the first date on which the borrower’s balance sheet equity is equal to or greater than $500 million, (iii) the date IREIC or one of its affiliates is no longer our Advisor or Sound Point or one of its affiliates is no longer our Sub-Advisor and (iv) such earlier date on which the commitment will terminate as provided in the letter agreements, for example, because of an event of default. The “Maturity Date” is one year from the date of the agreement, and the Maturity Date will be automatically extended every year for an additional year, unless (a) the lender delivers notice of termination 60 days prior to an anniversary of the letter agreements or (b) an Event of Default (as defined below) has occurred and is continuing. Each revolving loan will bear interest at 6.00% per annum. Interest is payable in arrears when principal is paid or repaid and on the Termination Date. Each of the following constitutes an “Event of Default” under the letter agreements: (y) we fail to perform or observe any covenant or condition to be performed or observed under the letter agreement (including the obligation to repay a loan in full on the Termination Date) and such failure is not remedied within three business days of its receipt of notice thereof; or (z) we become insolvent or the subject of any bankruptcy proceeding.

Fees and Expenses Paid and Payable

The following table summarizes our related party transactions for the years ended December 31, 2020 and 2019 and the amount due to related parties at December 31, 2020 and 2019 ($ in thousands):

	Year ended December 31,		Payable as of December 31,
	2020	2019	2020	2019
Organization and offering expense reimbursement (1)	$70	$390	$—	$17
Selling commissions and dealer manager fee (2)	758	7,299	—	—
Advisory fee (3)	5,528	5,632	507	—
Loan fees (4)	1,508	2,089	912	408
Accrued stockholder servicing fee (5)	446	277	674	273
Operating expense reimbursement to advisor (6)	1	5	—	—
Expense reimbursement received from advisor (7)	—	(359)	—	—

Total	$8,311	$15,333	$2,093	$698

(1)

We reimbursed the Advisor, the Sub-Advisor and their respective affiliates for costs and other expenses related to the Private Offering, provided that aggregate reimbursements of such costs and expenses did not exceed the organization and offering expenses paid by investors in connection with the sale of Class P Shares in the Private Offering. We also reimburse the Advisor, the Sub-Advisor and their respective affiliates for costs and other expenses related to the IPO, provided the Advisor has agreed to reimburse us to the extent that the organization and offering expenses that we incur exceeds 15% of our gross proceeds from the IPO. For the Private Offering, offering costs were offset against stockholders’ equity when paid. Unpaid amounts were recorded as deferred offering costs and included in due to related parties in these consolidated balance sheets. For the IPO, offering costs are offset against stockholders’ equity when incurred.

(2)

The Dealer Manager received selling commissions up to 5%, and a dealer manager fee up to 3%, of the transaction price for each Class P Share sold in the Private Offering, the majority of which is paid to third-party broker-dealers. For the IPO, the Dealer Manager is entitled to receive (a) upfront selling commissions of up to 6.0%, and upfront dealer manager fees of up to 1.25%, of the transaction price of each Class A share sold in the primary offering, however such amounts may vary at certain participating broker-dealers provided that the sum will not exceed 7.25% of the transaction price; (b) upfront selling commissions of up to 3.0%, and upfront dealer manager fees of 0.5%, of the transaction price of each Class T share sold in the primary offering, however such amounts may vary at certain participating broker-dealers provided that the sum will not exceed 3.5% of the transaction price; and (c) upfront selling commissions of up to 3.5% of the transaction price of each Class S share sold in the primary offering. No upfront selling commissions or dealer manager fees are paid with respect to purchases of Class D shares, Class I shares or shares of any class sold pursuant to our DRP.

(3)

See “—The Advisory Agreement—Advisory Fee” above for changes in how the advisory fee is calculated.  The Advisor waived the fixed component of the advisory fee for the months of November and December 2019. The fixed component of the advisory fee waived totaled $874, $1,109 and $258 for the years ended December 31, 2020 and 2019, respectively. In addition, the Advisor waived the performance component of the advisory fee of $319 for the year ended December 31, 2019. For the year ended December 31, 2020, the Advisor did not earn the performance component of the advisory fee.

(4)	Effective July 17, 2019, we pay the Advisor all new loan origination and administrative fees related to CRE loans held for investment, to the extent that such fees are paid by the borrower.
(5)

Subject to the Financial Industry Regulatory Authority, Inc. limitations on underwriting compensation, we pay the Dealer Manager selling commissions over time as stockholder servicing fees for ongoing services rendered to stockholders by participating broker-dealers or broker-dealers servicing stockholders’ accounts as follows: (a) for Class T shares only, 0.85% per annum of the NAV of the Class T shares; (b) for Class S shares only, 0.85% per annum of the aggregate NAV for the Class S shares; and (c) for Class D shares only, 0.25% per annum of the aggregate NAV for the Class D shares. We will cease paying the stockholder servicing fee with respect to any Class T share, Class S share or Class D share held in a stockholder’s account upon the occurrence of certain events. We accrue the full cost of the stockholder servicing fee as an offering cost at the time we sell Class T, Class S, and Class D shares. The Dealer Manager does not retain any of these fees, all of which are retained by, or reallowed (paid) to, participating broker-dealers and servicing broker-dealers for ongoing stockholder services performed by such broker-dealers.

(6)

We reimburse the Advisor for expenses that it (or the Sub-Advisor acting on the Advisor’s behalf) incurs in connection with providing services to us, provided that we do not reimburse overhead costs, including rent and utilities or personnel costs (including salaries, bonuses, benefits and severance payments) and we will only reimburse the Advisor for fees payable to its affiliates if they are incurred for legal or marketing services rendered on our behalf.

(7)

The Advisor has agreed to reimburse us from time to time for certain costs incurred by us. For the year ended December 31, 2019, the Advisor reimbursed us $359. There were no expense reimbursements during the year ended December 31, 2020. These reimbursements represent one-time cash payments to us in order to provide additional operating support to us and ensure a certain return for us. These cash payments are not subject to Board approval.

Ownership Interest

As of December 31, 2020 and 2019, the Advisor had invested $1,000,000 in the Company through the purchase of 40,040 Class P Shares. The purchase price per Class P Share for the Advisor’s investment was the Transaction Price, with no payment of selling commissions, dealer manager fees or organization and offering expenses. The Advisor has agreed pursuant to its subscription agreement that, for so long as it or its affiliate is serving as the Advisor, (i) it will not sell or transfer at least 8,000 of the Class P Shares that it has purchased, accounting for $200 of its investment, to an unaffiliated third party; (ii) it will not be eligible to submit a request for these 40,040 Class P Shares pursuant to the Company’s SRP prior to the fifth anniversary of the date on which such shares were purchased (November 2021); and (iii) repurchase requests made for these Class P Shares will only be accepted (a) on the last business day of a calendar quarter, (b) after all repurchase requests from all other stockholders for such quarter have been accepted and (c) to the extent that such repurchases do not cause total repurchases in the quarter in which they are being repurchased to exceed that quarter’s repurchase cap.

As of December 31, 2020 and 2019, Sound Point, an affiliate of the Sub-Advisor, had invested $3,000,000 in the Company through the purchase of 120,000 Class P Shares. The purchase price per Class P Share for this investment was the Transaction Price, with no payment of selling commissions, dealer manager fees or organization and offering expenses. Sound Point has agreed pursuant to its subscription agreement that, for so long as the Sub-Advisor or its affiliate is serving as the Sub-Advisor, (i) it will not be eligible to submit a request for the repurchase of these 120,000 shares pursuant to the Company’s SRP prior to the fifth anniversary of the date on which such shares were purchased (November 2021); and (ii) repurchase requests made for these shares will only be accepted (a) on the last business day of a calendar quarter, (b) after all repurchase requests from all other stockholders for such quarter have been accepted and (c) to the extent that such repurchases do not cause total repurchases in the quarter in which they are being repurchased to exceed that quarter’s repurchase cap.

Indemnification Agreements with Directors and Officers

We have entered into indemnification agreements with each of our directors and officers. We refer to such indemnification agreements as “Indemnification Agreements” and our directors and officers party thereto as “Indemnitees.” The Indemnification Agreements provide that we will, subject to certain limitations and exceptions, indemnify, to the fullest extent permitted under Maryland law, and advance expenses to, each Indemnitee, in connection with (among other things) the Indemnitee’s capacity as a director, officer, employee or agent of the Company. This obligation includes, subject to certain terms and conditions, indemnification for any expenses (including reasonable attorneys’ fees), judgments, fines, penalties and settlement amounts actually and reasonably incurred by the Indemnitee in connection with any threatened or pending action, suit or proceeding. In certain instances, we may be required to advance such expenses, in which case the Indemnitee will be obligated to reimburse us for the amounts advanced if it is later determined that the Indemnitee is not entitled to indemnification for such expenses.

Conflicts of Interest

We are subject to various conflicts of interest arising out of our relationship with the Advisor, the Sub-Advisor and their affiliates (including, without limitation, the Dealer Manager) and employees, some of whom serve as our executive officers and directors. These conflicts include (1) conflicts with respect to the allocation of the time of the Advisor, the Sub-Advisor and their key personnel, (2) conflicts with respect to the allocation of investment opportunities and (3) conflicts related to the compensation arrangements between the Advisor, its affiliates and us and (4) conflicts related to our potential borrowings under the Revolving Credit Letter Agreements with IREIC and Sound Point. Our independent directors have an obligation to function on our behalf in all situations in which a conflict of interest may arise. All of our directors have a fiduciary obligation to act on behalf of our stockholders. We have adopted corporate governance measures to mitigate material conflict risk. Material conflicts and the corporate governance measures we have adopted to mitigate some of the risks associated with these conflicts are discussed below.

Interests of the Advisor, the Sub-Advisor and Their Affiliates in Other Real Estate Programs

We rely on the real estate professionals employed by, and acting on behalf of, the Advisor and the Sub-Advisor to source and manage our investments. Certain members of the Advisor’s and the Sub-Advisor’s management teams are presently, and in the future intend to be, involved with a number of other real estate programs and activities. Existing funds that the Advisor’s and the Sub-Advisor’s management teams are involved with may directly compete with us for investment opportunities because the programs also may seek to provide investors with an attractive level of current income by means of stable distributions from investments in or related to real estate as an asset class.

The Advisor, the Sub-Advisor and their affiliates are not prohibited from engaging, directly or indirectly, in any other business or from possessing interests in any other business venture or ventures, including businesses and ventures involved in the acquisition, ownership, development, management, leasing or sale of real property or the origination, acquisition, ownership, management and disposition of real estate-related assets. None of the entities affiliated with the Advisor or the Sub-Advisor are prohibited from raising money for another entity that makes the same types of investments that we target, and we may co-invest with any such entity. Any such potential co-investment will be subject to approval by our independent directors.

Competition for Originating, Acquiring, Managing and Selling Investments

The Advisor has delegated to the Sub-Advisor the duty to identify, negotiate, originate and acquire our investments and to provide portfolio management, disposition, property management and leasing services for our assets on our behalf. As a result, certain investment opportunities may not be available to us in the future.

Our investment strategy is expected to overlap with the investment strategy of one client account managed by our Sub-Advisor or its affiliates and may overlap with others in the future. Our Sub-Advisor has prepared written investment allocation guidelines regarding the allocation of investment opportunities between us and other Sound Point accounts, which have been approved by our Advisor and our Board and are described below.

If both we and one or more other Sound Point accounts are interested in making an investment, the Sub-Advisor or its affiliates will determine which program is ultimately awarded the right to pursue the investment in accordance with the investment allocation guidelines. The Sub-Advisor is required to provide information to our Board to enable our Board, including the independent directors, to determine whether such procedures are being fairly applied to us.

Sound Point has adopted the investment allocation guidelines to address conflicts of interest arising from its allocation of investment opportunities. Sound Point will screen the suitability of each investment opportunity for each account based on the following Screening Criteria: liquidity position (i.e., sufficiency of available cash to make and support the investment or need to raise cash); strategic investment objectives; appropriateness of investment based on current portfolio composition, including loan-type, loan-size, asset-type and geographic or borrower diversity; time horizon; tax sensitivity; and any applicable legal or regulatory restrictions, or governing document applicable covenants or asset tests/restrictions.

Since bespoke whole commercial real estate loan investments are not divisible and cannot be allocated pro rata as a general matter, Sound Point will allocate investment opportunities on a pre-determined rotational order and maintain a record of such rotations. Any new account will be added to the bottom of the rotational queue. If, upon giving due consideration to the Screening Criteria, Sound Point reasonably determines in its discretion that an investment opportunity is suitable and appropriate for only one account, the investment opportunity will be allocated to such account without regard to or any resulting effect upon the then-current rotational order. If, however, upon giving due consideration to the Screening Criteria, Sound Point reasonably determines that an investment opportunity is suitable and appropriate for two or more accounts, the investment opportunity will be allocated to the account that has not executed a written non-binding expression of interest (subject to Sound Point’s underwriting and due diligence) in providing commercial real estate debt financing related to a separate investment opportunity previously allocated to it for the longest period of time. In such instance, the account receiving allocation of such investment opportunity will thereupon be moved to the bottom of the rotational queue.

Our executive officers, certain of our directors and their affiliates also have, and may continue to, acquire or develop CRE-related assets for their own accounts. Furthermore, our executive officers, certain of our directors and their affiliates may form additional CRE-related investment programs in the future, whether public or private, which can be expected to have the same or similar investment objectives and targeted assets as we have, and such persons may be engaged in sponsoring one or more of such programs at approximately the same time as our IPO. The Advisor, the Sub-Advisor, their employees and certain of their affiliates and related parties will experience conflicts of interest as they simultaneously perform investment services for us and other real estate programs that they sponsor or have involvement with.

Allocation of Time of the Advisor’s and the Sub-Advisor’s Key Personnel

We rely on the personnel of the Advisor and its affiliates to manage our day-to-day activities, and we rely on the personnel of the Sub-Advisor to implement our investment strategy. Certain of our officers and non-independent directors are also employees of either the Advisor or the Sub-Advisor and certain of their affiliates, and these individuals are presently, and plan in the future to continue to be, involved with real estate programs and activities which are unrelated to us. As a result, these individuals may have conflicts of interest in allocating their time between us and other activities in which they are or may become involved. The Advisor, the Sub-Advisor and their employees will devote only as much of their time to our business as the Advisor and the Sub-Advisor, in their respective judgment, determine is reasonably required, which, with respect to each individual, may be substantially less than full time. Therefore, the Advisor, the Sub-Advisor and their employees may experience conflicts of interest in allocating management’s time and services among us and other real estate programs or business ventures that the Advisor, the Sub-Advisor or their affiliates manage. This could result in actions that are more favorable to other entities affiliated with the Advisor or the Sub-Advisor than to us. However, the Advisor and the Sub-Advisor have assured us that they and their affiliates have, and will continue to have, sufficient personnel to discharge fully their responsibilities to all of the activities in which they are involved.

Receipt of Fees and Other Compensation by the Advisor and the Sub-Advisor

The Advisory Agreement is not the result of arm’s-length negotiations. As a result, the fees we agree to pay pursuant to the Advisory Agreement may exceed what we would pay to an independent third party. The Advisory Agreement has been approved by a majority of our directors, including a majority of the independent directors, not otherwise interested in the transaction as being fair and reasonable to us and on terms and conditions not less favorable than those which could be obtained from unaffiliated entities.

The Advisor will receive substantial fees from us, and the Sub-Advisor will receive substantial fees from the Advisor. These compensation arrangements could influence the Advisor’s and the Sub-Advisor’s advice to us, as well as the judgment of the personnel of the Advisor and the Sub-Advisor who serve as our officers or directors. Among other matters, the compensation arrangements could affect the judgment of the Advisor’s and the Sub-Advisor’s personnel with respect to:

•	the continuation, renewal or enforcement of the Advisory Agreement, and the amounts we pay under such agreement;

•

the advisory fee that we pay to the Advisor is based upon the valuation of our investment portfolio as determined in connection with our determination of NAV, and the Advisor has authority under certain circumstances to adjust the value of certain of our real estate-related assets;

•

the Advisor could be motivated to recommend riskier or more speculative investments in order for us to generate the specified levels of performance that would entitle the Advisor to incentive compensation through the performance component of the advisory fee; and

•	the decision to buy or sell an asset based on whether it will increase or decrease our NAV as opposed to whether it is the most suitable investment for our portfolio.

We will pay the advisory fee regardless of the quality of the services that the Advisor provides during the term of the Advisory Agreement. The Advisor, however, has a fiduciary duty to us. If the Advisor fails to act in our best interest, then it will have violated this duty. The Advisory Agreement may be terminated by us or the Advisor on 60 days’ prior written notice.

Joint Venture and Co-ownership Arrangements with Affiliates

Subject to approval by our Board and the separate approval of our independent directors, we may enter into joint ventures, participations or other arrangements with affiliates of the Advisor or the Sub-Advisor to acquire CRE debt and other CRE investments. In conjunction with any such arrangements, the Advisor, the Sub-Advisor and their affiliates may have conflicts of interest in determining which of such entities should enter into any particular agreements. Our affiliated partners may have economic or business interests or goals which are or that may become inconsistent with our business interests or goals. In addition, should any such arrangements be consummated, the Advisor or the Sub-Advisor may face a conflict in structuring the terms of the relationship between our interests and the interest of the affiliated partner, in managing the arrangement and in resolving any conflicts or exercising any rights in connection with the arrangements. Since the Advisor and the Sub-Advisor will make various decisions on our behalf, agreements and transactions between the Advisor’s and the Sub-Advisor’s affiliates and us as partners with respect to any such venture will not have the benefit of arm’s-length negotiations of the type normally conducted between unrelated parties. The Advisor, the Sub-Advisor or their affiliates may receive various fees for providing services to the joint venture, including but not limited to an advisory fee, with respect to the proportionate interest in the properties held by our joint venture partners.

In evaluating investments and other management strategies, the opportunity to earn these fees may lead the Advisor or the Sub-Advisor to place undue emphasis on criteria relating to its compensation at the expense of other criteria, such as preservation of capital, in order to achieve higher short-term compensation. We may enter into ventures with the Advisor, the Sub-Advisor, our directors or their affiliates for the acquisition of investments or co-investments, but only if: (i) a majority of our directors, including a majority of the independent directors, not otherwise interested in the transaction approve the transaction as being fair and reasonable to us; and (ii) the investment by us and the Advisor, the Sub-Advisor, such directors or such affiliate are on substantially the same terms and conditions. If we enter into a joint venture with any of our affiliates, the fees payable to the Advisor by us would be based on our share of the investment.

Certain Conflict Resolution Measures

Our charter contains many restrictions relating to conflicts of interest, including those described below.

Advisor Compensation

The independent directors evaluate at least annually whether the compensation that we contract to pay to the Advisor is reasonable in relation to the nature and quality of services performed and whether such compensation is within the limits prescribed by our charter. The independent directors supervise the performance of the Advisor and the compensation we pay to it to determine whether the provisions of the Advisory Agreement are being carried out.

Term of Advisory Agreement

The current term of the Advisory Agreement ends December 31, 2021, subject to renewals upon mutual consent of the parties, including an affirmative vote of a majority of our independent directors, for an unlimited number of successive one-year periods. It is the duty of our Board to evaluate the performance of the Advisor before renewing the Advisory Agreement. The criteria used in these evaluations will be reflected in the minutes of the meetings of our Board in which the evaluations occur. The Advisory Agreement may be terminated without cause or penalty by us upon a vote of a majority of the independent directors, or by the Advisor, in each case by providing no fewer than 60 days’ prior written notice to the other party.

Certain Transactions with Affiliates

In order to reduce the conflicts inherent in transactions with affiliates, our charter prohibits us from purchasing, selling or leasing assets from or to the Advisor, the Sub-Advisor, any of our directors or affiliates of any of the foregoing. In addition, we may not make any loans to the Advisor, the Sub-Advisor, any of our directors or affiliates of any of the foregoing. Our charter also prohibits us from investing in indebtedness secured by a mortgage on real property which is subordinate to any mortgage or equity interest of the Advisor, the Sub-Advisor, our directors or any of our affiliates.

Our charter prohibits us from borrowing funds from the Advisor, the Sub-Advisor, any of our directors or affiliates of any of the foregoing unless approved by a majority of our Board, including a majority of our independent directors, not otherwise interested in the transaction as fair, competitive and commercially reasonable, and on terms not less favorable to us than comparable loans between unaffiliated parties under the same or similar circumstances. This prohibition on loans will only apply to advances of cash that are commonly viewed as loans, as determined by our Board. By way of example only, the prohibition on loans would not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought, nor would the prohibition limit our ability to advance reimbursable expenses incurred by directors or officers, the Advisor, the Sub-Advisor or affiliates of any of the foregoing.

A majority of our directors, including a majority of the independent directors, not otherwise interested in the transaction, must conclude that all other transactions between us and the Advisor, the Sub-Advisor, any of our directors or affiliates of any of the foregoing are fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties. Our independent directors are specifically charged with the duty to examine, and have examined, the fairness of such transactions, and have determined that all such transactions occurring in the year ended December 31, 2020 are fair and reasonable to us and on terms no less favorable to us than those available from unaffiliated third parties.

Our charter prohibits us from paying a fee to the Advisor, the Sub-Advisor, our directors or affiliates of any of the foregoing in connection with our repurchase of our common stock.

The Advisor, the Sub-Advisor, our directors and their affiliates may not vote their shares regarding (1) the removal of any of them or (2) any transaction between them and us. In determining the requisite percentage in interest of shares necessary to approve a matter on which the Advisor, the Sub-Advisor, our directors and their affiliates may not vote, any shares owned by them will not be included.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the year ending December 31, 2021 and has directed that the appointment of such independent registered public accounting firm be submitted for ratification by our stockholders at the Annual Meeting.

We have been advised by KPMG that neither that firm nor any of its associates has any relationship with us or our subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.

We expect that representatives of KPMG will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. If the appointment of KPMG is not ratified, our Board of Directors will reconsider the appointment.

Stockholder ratification of the appointment of KPMG as our independent registered public accounting firm is not required by our charter or otherwise. Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests.

Audit and Non-Audit Fees

Aggregate fees that we were billed for the fiscal years ended December 31, 2019 and 2020 by our independent registered public accounting firm, KPMG, were as follows (dollar amounts in thousands):

	Year Ended December 31, 2020	Year Ended December 31, 2019
Audit fees(1)	$366	$300
Audit-related fees	—	—
Tax fees(2)	30	25
All other fees	—	—
Total	$396	$325
____________
(1)	Audit fees include amounts billed to us related to annual financial statement audit work, acquisition audit work, quarterly financial statement reviews and review of SEC registration statements.
(2)

Tax fees include amounts billed to us for professional services performed by professional staff in our independent registered public accounting firm’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and advice, including federal, state and local tax issues. Services may also include assistance with tax audits and appeals before the U.S. Internal Revenue Service and similar state and local taxing authorities, as well as federal, state and local tax issues related to REIT due diligence of property acquisitions.

The Audit Committee of our Board of Directors was advised that there were no services provided by KPMG that were unrelated to the audit of the annual fiscal year-end financial statements and the review of interim financial statements that could impair KPMG from maintaining its independence as our independent auditor and concluded that it was.

Audit Committee Pre-Approval Policies and Procedures

In accordance with our Audit Committee pre-approval policy, all audit services performed for us by our independent registered public accounting firm were pre-approved by the Audit Committee of our board of directors.

The pre-approval policy provides for categorical pre-approval of specified audit and permissible non-audit services. Services to be provided by the independent registered public accounting firm that are not within the category of pre-

approved services must be approved by the Audit Committee prior to engagement, regardless of the service being requested or the dollar amount involved.

Requests or applications for services that require specific separate approval by the Audit Committee are required to be submitted to the Audit Committee, and must include a description of the services to be provided and a statement by the independent registered public accounting firm and our principal accounting officer confirming that the provision of the proposed services does not impair the independence of the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate to management its responsibilities to pre-approve services to be performed by the independent registered public accounting firm.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2021.

PROPOSALS 3A-3D — AMENDMENTS TO OUR CHARTER

We intend to conduct a continuous offering of shares of our common stock by filing consecutive registration statements prior to the end of each three-year offering period permitted pursuant to Rule 415 under the Securities Act of 1933, as amended. Because our shares are not listed on a national securities exchange, we are required to register our public offering in each state in which we offer securities for sale. In offerings that are subject to their regulation, most states hold real estate investment trusts to the standards set forth in the Statement of Policy Regarding Real Estate Investment Trusts promulgated by the North American Securities Administrators Association, Inc. (the “NASAA REIT Guidelines”). In connection with the annual renewal of our initial public offering, the securities administrators in certain states identified provisions in our charter that vary from the exact wording in the NASAA REIT Guidelines. As a condition to renewing our public offering in these states, these securities administrators have required that we propose amendments to our charter to conform these provisions to the wording used in the NASAA REIT Guidelines. As explained below, we do not expect any of these amendments to have a meaningful impact on us or our stockholders.

Accordingly, our Board of Directors has proposed the following amendments to our charter, has declared them advisable, and has directed that these amendments be submitted for consideration by our stockholders at the Annual Meeting. As described in more detail below, the proposed amendments would change language in several sections of our charter to conform to the NASAA REIT Guidelines.

If any of these proposals are approved by stockholders at the Annual Meeting, the approved amendments will become effective upon the filing of Articles of Amendment with the State Department of Assessments and Taxation of Maryland (the “SDAT”). We intend to make this filing promptly after the Annual Meeting if any of these proposals are approved. If any of the following proposed amendments are not approved by stockholders at the Annual Meeting, then such unapproved amendments to our charter will not be implemented and the relevant sections of our charter will remain the same as they are now.

The affirmative vote of a majority of all votes entitled to be cast on each proposed charter amendment is required to amend our charter as described in each of the following proposals. Each proposed charter amendment will be voted on separately, and will be either approved or disapproved without regard to the votes received on other proposed charter amendments. A vote for or against, or an abstention, with respect to one proposed charter amendment will not affect your ability to vote for or against, or abstain, on any other proposed charter amendment. Because each proposed charter amendment requires the affirmative vote of a majority of all votes entitled to be cast for approval, abstentions and broker non-votes, if any, will have the effect of votes against these proposed charter amendment.

We show below the proposed amendments to our charter by including excerpts from the relevant sections of our charter with a single line through text we propose to delete and a single line underneath text we propose to add.

Proposal 3A — Proposal to Amend Sections 5.2 and 11.2 of our Charter

The first proposed charter amendment is to revise Sections 5.2.1, 5.2.4 and 11.2 as follows:

Section 5.2.1 ~~Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares~~ Reserved.

Section 5.2.4 Voting Rights. Except as may be provided otherwise in the Charter, ~~and subject to the express terms of any series of Preferred Shares,~~ the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders.

Section 11.2 Voting Rights of Stockholders. ~~Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders~~ The holders of Common Shares shall be entitled to vote only on the following matters: (a) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 11.1, 7.4 and 7.11; (b) amendment of the Charter as provided in Article

XIII; (c) dissolution of the Corporation; (d) merger, consolidation or conversion of the Corporation, or the sale or other disposition of all or substantially all of the Corporation’s assets; and (e) such other matters with respect to which the Board of Directors has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Stockholders for approval or ratification. Without the approval of a majority of the Shares entitled to vote on the matter, the Board may not (i) amend the Charter to adversely affect the rights, preferences and privileges of the Stockholders; (ii) amend provisions of the Charter relating to Director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (iii) liquidate or dissolve the Corporation other than before the initial investment in Property; (iv) sell all or substantially all of the Corporation’s assets other than in the ordinary course of business or as otherwise permitted by law; or (v) cause the merger or similar reorganization of the Corporation ~~except as permitted by law~~.

These amendments would remove language that certain state securities administrators believe could be used to dilute common stockholder voting rights, in the event that we have classes or series of stock in the future with special voting rights. As we have no classes or series of stock with special voting rights, such as preferred stock, we do not expect this amendment to have a meaningful impact on us or our stockholders.

Proposal 3B — Proposal to Amend Section 8.2 of our Charter

The second proposed charter amendment is to revise the fourth sentence of Section 8.2 of Article VII as follows:

The Independent Directors are responsible for reviewing the fees and expenses of the Corporation at least annually ~~or with sufficient frequency~~ to determine that the expenses incurred are reasonable in light of the investment performance of the Corporation, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs.

Section 8.2 in our charter has a variance from the language in the NASAA REIT Guidelines.  The proposed amendment would eliminate this variance. We do not expect this amendment to have a meaningful impact on us or our stockholders.

Proposal 3C — Proposal to Amend Section 12.3(c) of our Charter

The third proposed charter amendment is to revise Section 12.3(c) of Article XII as follows:

(c) Notwithstanding anything to the contrary contained in paragraph (a) above, following the Commencement of the Initial Public Offering, the Corporation shall not provide indemnification to an Indemnitee for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged ~~material~~ securities law violations as to the Indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.”

Section 12.3 in our charter has a variance from the language in the NASAA REIT Guidelines.  The proposed amendment would eliminate this variance. We do not expect this amendment to have a meaningful impact on us or our stockholders.

Proposal 3D — Proposal to Amend Article XIV of our Charter

The fourth proposed charter amendment is to revise clause (a) of the second paragraph of Article XIV as follows:

(a)that would result in the holders of Common Shares having democracy rights in a Roll-Up Entity that are less than the rights provided for in Sections 5.3, 9.3(f), 11.1, 11.2, 11.3, 11.4, 11.5, 11.6 and 12.1;

The amendment would add section references that certain state securities administrators believe could be used to dilute common stockholder rights in the event of a roll-up transaction. As we have no intention of entering into a roll-up transaction, we do not expect this amendment to have a meaningful impact on us or our stockholders.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” EACH PROPOSAL 3A-3D TO AMEND OUR CHARTER

PROPOSAL 4 — ADJOURNMENT OF THE ANNUAL MEETING

At the Annual Meeting, you and the other stockholders will also vote to approve an adjournment of the Annual Meeting, including, if necessary, to solicit additional proxies in favor of Proposals 1, 2 or 3A-3D if there are not sufficient votes for these proposals to be approved.

Vote Required

Approval of the proposal to adjourn the Annual Meeting requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders who are present in person or by proxy and entitled to vote. Abstentions and broker non-votes will have no effect on the outcome of the vote. Proxies received will be voted FOR the approval of this proposal to adjourn the Annual Meeting unless stockholders designate otherwise.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE PROPOSAL TO ADJOURN THE ANNUAL MEETING IF NECESSARY.

AUDIT COMMITTEE REPORT

Our Board of Directors’ Audit Committee carries out oversight functions with respect to the preparation, review and audit of our financial statements, our system of internal controls and the qualifications, independence and performance of our independent auditors, and operates under a written charter adopted by the Board of Directors. The charter can be viewed, together with any future changes that may occur, on our website at www.inland-investments.com/inpoint. The Audit Committee has the sole authority and responsibility to select, evaluate and, as appropriate, replace our independent auditors. The Audit Committee members are “independent,” consistent with the qualifications set forth in our charter and Rule 10A-3 under the Exchange Act applicable to board of directors in general and audit committees in particular.

Our management is responsible for the development, maintenance and evaluation of internal controls and procedures and our financial reporting system, the maintenance of appropriate accounting and financial reporting principles or policies and the preparation, presentation and integrity of our financial statements. Our independent registered public accounting firm is responsible for auditing our consolidated financial statements in accordance with U.S. generally accepted auditing standards and expressing an opinion as to their conformity with U.S. generally accepted accounting principles. The Audit Committee’s responsibility is to monitor and oversee the foregoing functions.

The Audit Committee reviews our financial reporting process on behalf of the Board of Directors. In performance of its oversight function, the Audit Committee has met and held discussions with management and our independent registered public accounting firm with respect to our audited consolidated financial statements for fiscal year 2020 and related matters. Management advised the Audit Committee that our consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles and the Committee has reviewed and discussed the consolidated financial statements with management and our independent auditors, KPMG LLP. Our independent auditors presented to and reviewed with the Audit Committee the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. Our independent auditors also provided to the Committee the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and in connection therewith the Committee discussed with the independent auditors their views as to their independence. The Audit Committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, KPMG LLP. The Audit Committee meetings regularly include executive sessions with our independent registered public accounting firm without the presence of our management.

In undertaking its oversight function, the Audit Committee relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with U.S. generally accepted accounting principles and on the representations of the independent auditors included in their report on our financial statements. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance or professional opinion as to the sufficiency of the external audits, whether our company’s financial statements are complete and accurate and are in accordance with U.S. generally accepted accounting principles, or on the effectiveness of the system of internal control.

Based on the Audit Committee’s considerations, discussions with management and discussion with the independent auditors as described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC.

Submitted by the Audit Committee of the Company’s Board of Directors:

Robert N. Jenkins (Chair)

Norman A. Feinstein

Cynthia Foster Curry

ANNUAL REPORT

A copy of our Annual Report on Form 10-K is made available to our stockholders along with a copy of this proxy statement.

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website, www.inland-investments.com/inpoint, and click “SEC Filings.” Copies of our Annual Report on Form 10-K including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to Secretary, InPoint Commercial Real Estate Income, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523.

OTHER MATTERS

Our management does not know of any other matters to come before the Annual Meeting. If, however, any other matters do come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their discretion on such matters.

STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING

If you wish to submit a stockholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy statement and proxy card for our 2022 Annual Meeting of Stockholders, your proposal must be received by our Secretary on or before [_______]. Your proposal should be mailed by certified mail return receipt requested to our Secretary at InPoint Commercial Real Estate Income, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. In addition, if you desire to bring business (including director nominations) before our 2020 Annual Meeting, you must comply with our bylaws, which currently require that you provide written notice of such business to our Secretary no earlier than [________] and no later than 5:00 p.m. Central Time, on [________]. However, if the 2022 Annual Meeting is advanced or delayed more than 30 days from the first anniversary of the date of the 2021 Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Central Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. For additional requirements, stockholders should refer to our bylaws, Article II, Section 11, “Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals,” a current copy of which may be obtained from our Secretary.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You may also call (800) 826-8228 or write to: InPoint Commercial Real Estate Income, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523, and include your name, the name of your broker or other nominee and your account number(s). You can also request prompt delivery of a copy of the Proxy Statement and Annual Report on Form 10-K by contacting Broadridge Investor Communication Solutions, Inc., [51 Mercedes Way, Edgewood, NY 11717], [(---) -------].

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – OCTOBER 14, 2021

The undersigned hereby appoints Roderick S. Curtis and Cathleen M. Hrtanek as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Annual Meeting of the Stockholders of InPoint Commercial Real Estate Income, Inc. (the “Company”), to be held at 2901 Butterfield Road, Oak Brook, Illinois 60523 at 2:30 p.m., Central Time, on Thursday, October 14, 2021 (the “Annual Meeting”), and any and all adjournments or postponements thereof, all the shares of the Company the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned acknowledges receipt of the Proxy Statement relating to the Annual Meeting and revokes any proxy heretofore given with respect to such Annual Meeting and any adjournments or postponements thereof.

The Board of Directors of the Company recommends a vote “FOR” the five nominees for director listed below and a vote “FOR” each of Proposal 2, Proposals 3A-3D and Proposal 4.

1.To elect five director nominees listed in the Proxy Statement:	For	Against	Abstain

Nominees:
1.a Mitchell A. Sabshon

1.b Donald MacKinnon

1.c Norman A. Feinstein

1.d Cynthia Foster Curry

1.e Robert N. Jenkins

2.To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021

3A. To approve the proposal to amend Sections 5.2 and 11.2 of the Company’s charter regarding voting rights of holders of common shares

3B. To approve the proposal to amend Section 8.2 of the Company’s charter regarding the duties of directors to review the fees and expenses of the Company

3C. To approve the proposal to amend Section 12.3(c) of the Company’s charter regarding the Company’s indemnification obligations

3D. To approve the proposal to amend Article XIV of the Company’s charter regarding Roll-Up transactions

4. To permit the Company’s Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals to be approved

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted “FOR” each of the director nominees listed herein and “FOR” proposals 2, 3A, 3B, 3C, 3D and 4. This proxy also grants discretionary power to vote upon such other business as may properly come before the Annual Meeting.

(PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.)

Date ____________________, 2021

Signature and Title, if applicable

Signature, if held jointly

Please sign exactly as name appears to this proxy card. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.